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                                                                   EXHIBIT 10.20

                                PLEDGE AGREEMENT
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     This Pledge Agreement (the "Agreement") is made as of September 14, 1998 by
                                 ---------
and between Vincent Pluvinage, ("Pledgor") and Preview Systems, Inc. (the
                                 -------
"Company").
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                                   BACKGROUND

     Silicon Valley Bank (the "Bank") has lent Pledgor $300,000 pursuant to a
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Promissory Note issued by Pledgor to the Bank dated on or about September 14,
1998, (the "Promissory Note").  To induce the Bank to loan money to Pledgor
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pursuant to the Promissory Note, the Company has pledged a $300,000 certificate of deposit to the Bank pursuant to an Assignment of Deposit Account (the

"Assignment Agreement") by and between the Bank and the Company dated on or
---------------------
about September 14, 1998. In return for the pledge by the Company pursuant to the Assignment Agreement, Pledgor has agreed to make the pledge described below.

                                   AGREEMENT

     In consideration of the foregoing and other good and valuable consideration, receipt of which Pledgor acknowledges, it is hereby agreed as follows:

     1.   Pledge; No Further Issuances; Agreement to Pledge.
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          1.1  Pledge of Securities to Secure Obligations. Pledgor hereby
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pledges, assigns, hypothecates and sets over to the Company for its benefit all of his vested shares of the Company's capital stock (such securities, together with any certificate, option or right issued as an addition to, in substitution for or in exchange for any of such securities, and all proceeds thereof, and any other property required to be pledged hereunder pursuant to section 1.4, are hereinafter collectively called the "Pledged Securities"), and hereby grants to
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the Company for its benefit a security interest in all the Pledged Securities and in the proceeds thereof.

          1.2  Deposit of Certificates.  Certificates representing the Pledged
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Securities will be delivered by Pledgor duly endorsed in blank or accompanied by blank stock powers duly signed by Pledgor to the Company, to be held by the Company on the terms and conditions in this Agreement.

          1.3  Obligations Secured.  The obligations (the "Obligations") secured
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by the security interest granted herein are the amounts, if any, owed or payable by the Company to the Bank, either directly or by offset of collateral pledged by the Company to the Bank, pursuant to the Assignment Agreement.

          1.4  Additional Property to be Pledged.  If Pledgor shall at any time
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or times become entitled to receive, or shall receive (a) any sums paid as liquidating dividends or as a return of capital with respect to the Pledged Securities or (b) any stock certificates (including, without limitation, any certificates representing a stock dividend, stock split or a distribution in
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connection with any reclassification, increase or reduction of capital), options or rights, whether in respect of, as an addition to, in substitution for or in exchange for any of the Pledged Securities, or otherwise, or (c) any property distributed on or with respect to Pledged Securities pursuant to a recapitalization or reclassification of capital or pursuant to a reorganization thereof, Pledgor agrees to accept the same as the Company's agent and to hold the same in trust for the benefit of the Company and to deliver the same forthwith to the Company in the exact form received, with Pledgor's endorsement when necessary or appropriate or with stock powers duly executed in blank with Pledgor's signature, to be held by the Company subject to the terms hereof as further security for the Obligations. All sums, certificates and property required to be pledged under this section 1.4 shall be held, applied and disposed of as part of the Pledged Securities.

     2.   Representations and Warranties of Pledgor and the Company.  Pledgor
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hereby represents, warrants and agrees as follows:

          2.1  Ownership of Pledged Securities.  Pledgor is the record and
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beneficial owner of all the Pledged Securities as of the date of the delivery of the Pledged Securities to the Company. The Pledged Securities have been duly and validly issued and are fully paid and nonassessable.

          2.2  No Liens, Etc.  The Pledged Securities are owned by Pledgor free
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and clear of any pledge, mortgage, hypothecation, lien, charge or encumbrance, or any security interest therein or in the proceeds thereof, except the security interest granted by this Agreement for the benefit of the Company.

          2.3  Priority of Lien.  This Agreement constitutes a valid first lien
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on and perfected security interest in the Pledged Securities and the proceeds thereof, subject to no prior pledge, mortgage, hypothecation, security interest, lien, charge, encumbrance or agreement purporting to grant to any third party a security interest therein.

          2.4  Maintain Pledge.  As long as any Obligation is outstanding and
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unpaid or unperformed (or has the potential of becoming outstanding), as a whole or in part, Pledgor will not sell, convey, or otherwise dispose of any of the Pledged Securities, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or security interest with respect to any of the Pledged Securities or the proceeds thereof other than that created hereby.

          2.5  Defend Title.  Pledgor warrants and will defend the Company's
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right, title, property and security interest in and to the Pledged Securities and the proceeds thereof and any other property pledged hereunder against the claims of any persons or entities.

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     3.   Pledgor's Rights While No Event of Default.
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          3.1  Registration of Pledged Securities.  Unless and until an Event of
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Default shall have occurred and be continuing, the Pledged Securities shall remain registered in the name of Pledgor.

          3.2  Exercise of Voting and Other Rights.  Unless and until an Event
               -----------------------------------
of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise all voting rights and all rights to consent, ratification and waiver pertaining to the Pledged Securities and to receive any and all ordinary cash dividends (other than any dividend or distribution in liquidation) paid thereon; provided that no vote shall be cast or consent, waiver or ratification given or action taken that would violate or be inconsistent with any of the terms of this Agreement or that would have the effect of impairing the position or interests of the Company.

     4.   Events of Default; Remedies.  An Event of Default under the Promissory
          ---------------------------
Note shall constitute an Event of Default under this Agreement. After the occurrence of an Event of Default and so long as such Event of Default continues:

          4.1  Exercise of Voting and Other Rights.  The Company shall have the
               -----------------------------------
right to require that all cash dividends payable with respect to any of the Pledged Securities be paid to it to be held by it until applied as herein provided, and the Company or its nominee may, without notice, exercise all voting and other rights pertaining to the Pledged Securities (and Pledgor hereby irrevocably constitutes and appoints the Company as its proxy and attorney-in-fact, with full power of substitution and resubstitution, to do so) and may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Securities as if the Company or its nominee were the absolute owner thereof, including, without limitation, the right to exchange, at the Company's or its nominee's discretion, any and all of the Pledged Securities on a merger, consolidation, reorganization, recapitalization or other readjustment or on the exercise by the Company of any right, privilege or option pertaining to any of the Pledged Securities, and, in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency on such terms and conditions as the Company may determine.

          4.2  Sale or Retention of Pledged Securities.  The Company shall have
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all of the rights and remedies with respect to the Pledged Securities of a secured party provided by the California Uniform Commercial Code, as well as other applicable law, including the right to sell, assign and deliver the whole or from time to time any part of the Pledged Securities or any interest in the whole or any part thereof, at any private sale or at public auction, with or (except as provided below) without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived by Pledgor, except such notice as is required by applicable law and cannot be waived), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company in its uncontrolled discretion may reasonably determine, Pledgor hereby waiving and releasing

                                      -3-
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any and all right or equity of redemption whether before or after sale hereunder, provided however, that the Company shall sell only that number of
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Pledged Securities that the Company reasonably believes is necessary to satisfy the then outstanding Obligations and, provided, further, that the Company may sell such Pledged Securities only in compliance with applicable securities laws. Pledgor acknowledges that if no public market for the Pledged Securities exists on the date of any proposed sale of the Pledged Securities hereunder by the Company, the securities laws affecting the sale of the Pledged Securities may make the public sale of the Pledged Securities impracticable.

     5.   Application of Proceeds.  The proceeds of any sale or sales of the
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Pledged Securities, together with all dividends or other moneys received by the
Company hereunder and with any other additional collateral security pledged hereunder, shall be received and applied: First, to the cost and expenses of every kind incurred in connection with the collection, recovery, receipt, appropriation, realization or sale, or incidental to the care, safekeeping or otherwise, of any and all Pledged Securities, other moneys and other property pledged or received hereunder or in any way relating to the rights and remedies of the Company hereunder, including reasonable attorneys' fees and expenses; second, to all proper costs incurred (and not reimbursed by Pledgor) by the Company reasonably attributable to any registration, qualification or compliance with respect thereto under any Federal or state securities law or laws effected at the request of the Company; and third, to the payment of amounts due in respect of the Obligations after which the Company shall account to Pledgor for the surplus proceeds, if any; and provided however that any Pledged Securities
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remaining in the possession of the Company after satisfaction in full of the
Obligations shall be promptly returned to Pledgor and the Company shall take all steps to transfer and assign such remaining Pledged Securities to Pledgor.

     6.   Further Assurances.  Pledgor agrees that at any time and from time to
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time, on written request of the Company, Pledgor will execute and deliver such further documents and do such further acts and things as the Company reasonably requests to effect the purposes of this Agreement.

     7.   Remedies Cumulative.  Pledgor agrees that the rights, powers and
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remedies given to the Company by this Agreement are cumulative and concurrent and not exclusive of any herein or of any other powers, rights or remedies available to the Company, whether existing at law or in equity or by statute or otherwise and shall be in addition to every other right, power or remedy provided in this Agreement or now or hereafter existing or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Company of any one or more of such rights, powers and remedies shall not preclude the simultaneous or later exercise by the Company of any or all such other rights, powers and remedies. No failure on the part of the Company to exercise any right, power or remedy shall operate as a waiver thereof.

     8.   The Pledgor's Obligations Absolute, Etc.  The obligations of the
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Company and Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

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(a) any renewal, extension, amendment or modification of the Promissory Note or any or the Obligations, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument or this Agreement; (c) any furnishing of any additional security to the Company or any acceptance thereof or any release of any security by the Company; or (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Pledgor, or any action taken with respect to this Agreement by any trustee or receiver or by any court in any such proceeding; whether or not Pledgor shall have notice or knowledge of any of the foregoing.

     9.   Termination.  Upon the termination of the Company's obligations to the
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Bank pursuant to the Assignment Agreement, this Agreement shall terminate, and
Pledgor shall be entitled to the return of such of the Pledged Securities as are owned by Pledgor and are held by the Company, together with any moneys at the time held by the Company hereunder in respect of such Pledged Securities.

     10.  Notices.  Any notice, consent, demand or other communication required
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or permitted to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally, when transmitted by facsimile with receipt acknowledged by the addressee, three days after being deposited as first class mail with the United States Postal Service, or one day after being deposited for next-day delivery with Federal Express or other nationally recognized overnight delivery service, all charges or first class postage prepaid, properly addressed, as follows:

          If to the Company, to:

               Preview Systems, Inc.
               1601 S. De Anza Blvd., Ste. 100
               Cupertino, CA 95014
               Attn: Chief Financial Officer

          With a copy to:

               Venture Law Group
               2800 Sand Hill Road
               Menlo Park, CA 94025
               Attention:  Elias J. Blawie

          If to Pledgor, to:

               Vincent Pluvinage

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               Preview Systems, Inc.
               1601 S. De Anza Blvd., Ste. 100
               Cupertino, CA 95014

Any of the above addresses may be changed by the appropriate party giving notice of such change to the other parties hereto.

     11.  Miscellaneous.  This Agreement shall be governed by and construed and
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interpreted accordance with the laws of the State of California, shall bind and inure to the benefit of Pledgor and the Company and their respective successors, assigns, heirs, legatees, executors, administrators and legal representatives, and may not be terminated or modified orally but only in writing making specific reference hereto, supported by new consideration and signed by all the parties hereto. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

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     IN WITNESS WHEREOF, the parties hereto have each duly and delivered this
Pledge Agreement as of the date first above written.

          PLEDGOR:



                              /s/ Vincent Pluvinage
                              -----------------------
                              Vincent Pluvinage

          I, Margaret G. Farrell, spouse of Vincent Pluvinage, have read and hereby approve the foregoing Agreement. In consideration of the pledge by the Company pursuant to the Assignment Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Pledged Securities shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                              /s/ Margaret G. Farrell
                              ---------------------------
                              Spouse of Vincent Pluvinage



          THE COMPANY:        PREVIEW SYSTEMS, INC.



                              By  /s/ Edward Wholihan
                                ------------------------------------------
                                  Edward Wholihan, Chief Financial Officer



                     [SIGNATURE PAGE TO PLEDGE AGREEMENT]